                                                                EXHIBIT 23.2








                       Consent of Independent Accountants



We consent to the reference to our firm under the caption "Experts" in the registration statement on Form S-1 of U.S. Energy Corp.


                                            /s/ Coopers & Lybrand L.L.P.

Salt Lake City, Utah
June 25, 1998






                                       180